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                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Seven (Portion Relating to the Polaris II A-Class Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and the incorporation by reference of our report dated July 6, 2001, relating to the financial statements of Variable Annuity Account Seven (Portion Relating to the Polaris II A-Class Variable Annuity). We consent to the use and the incorporation by reference of the above mentioned reports into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

        PricewaterhouseCoopers LLP
        Los Angeles, California
        April 10, 2002